ENVIRONMENTAL INDEMNITY

                  (Riviera Hotel & Casino in Las Vegas, Nevada)

          This ENVIRONMENTAL INDEMNITY (as amended, modified or otherwise supplemented from time to time, this "Indemnity") is made and entered into as of June 8, 2007, by and among RIVIERA HOLDINGS CORPORATION, a Nevada corporation ("RHC"), as indemnitor ("Indemnitor"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (the "Agent") for the benefit of the Lenders referred to below.

RECITALS

          (A) RHC is the present owner of the real property located in Las Vegas, Nevada included in the Collateral and more particularly described on Exhibit A (the "Trust Property").

          (B) RHC and the Agent are, contemporaneously with the execution and delivery of this Indemnity, entering into that certain Credit Agreement, dated as of substantially even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), by and among RHC (the "Borrower"), the subsidiaries of the Borrower from time to time party thereto, the lenders from time to time party thereto (individually, a "Lender" and collectively, the "Lenders"), and Wachovia Bank, National Association, as administrative agent. As used herein and in the Credit Agreement, the term "Lenders" means, individually and collectively, the Agent and the Lenders.

          (C) The Credit Agreement and the Credit Party Obligations are secured, in part, by RHC's interest in the Trust Property. The Trust Property is secured by that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, between RHC and the Agent (for the benefit of the Lenders), dated as of the date hereof (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Deed of Trust").

          (D) The Lenders have required, as a condition precedent to entering into the Credit Agreement, that Indemnitor shall have executed and delivered this Indemnity in favor of the Agent for the benefit of the Lenders.

          NOW, THEREFORE, the parties hereto agree as follows:

         1. Recitals. The Recitals are incorporated herein by this reference.

         2. Definitions. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement. For purposes of this Indemnity, the following terms have the meanings set forth below.

          "Adjacent Property" means any property so situated as to pose a risk that a Hazardous Material could spread onto the Trust Property.

          "Environmental Laws" collectively means and includes any and all applicable present and, other than with respect to Section 3, future local, state and federal law relating to the environment and environmental conditions, including, without limitation: the Nevada Hazardous Materials Act (NRS Chapter
459); NRS Chapters 444, 445A, 445B and 445C; NRS Chapter 590; NRS ss. 477.045;
NRS ss. 618.750 to 618.850, inclusive; the Uniform Fire Code, as adopted by and now or hereafter in effect in the State of Nevada; the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. ss. 6901 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. ss.ss. 9601-9657, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. ss. 6901, et seq.; the Federal Water Pollution Control Act, 33 U.S.C. ss.ss. 1251 et seq.; the Clean Air Act, 42 U.S.C. ss.ss. 741 et seq.; the Clean Water Act, 33 U.S.C. ss. 7401 et seq.; the Toxic Substances Control Act, 15 U.S.C. ss.ss. 2601-2629, the Safe Drinking Water Act, 42 U.S.C. ss.ss. 300f-300j, or any other similar federal, state or local law of similar effect, each as amended, and any and all regulations, orders, and decrees now or hereafter promulgated thereunder or any and all common law requirements, rules and bases of liability regulating, relating to or imposing liability or standards of conduct concerning pollution or protection of human health or the environment, as now or may at any time hereafter be in effect.

          "Hazardous Materials" means any substance, material or waste that is or becomes designated or regulated as "toxic", "hazardous", "pollutant", or "contaminant" or a similar designation or regulation under any Environmental Law or other federal, state or local law (whether under common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including, without limitation, asbestos, petroleum products or by-products (including, without limitation, crude oil or any fraction thereof), the group of organic compounds known as polychlorinated biphenyls, radon gas, natural gas, urea formaldehyde, radioactive materials, toxic, infectious, reactive, corrosive, ignitable or flammable chemicals and chemicals known to cause cancer or adverse health effects.

          "Premises" means the Trust Property, and all improvements now or hereafter located thereon, and all rights and interests of RHC therein.

          "Remedial Work" means any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature reasonably necessary under any applicable, local, state or federal law or regulation, any judicial order, or by any governmental or nongovernmental entity or person because of, or in connection with, the current or future presence, suspected presence, release or suspected release of Hazardous Materials in or into the air, soil, groundwater, surface water or soil vapor at, on, about, under or within the Premises (or any portion thereof).

         3. Representations and Warranties. Except as would not constitute a Material Adverse Effect, the Indemnitor represents and warrants that: (1) no Hazardous Material has been installed, used, generated, manufactured, treated, handled, refined, produced, processed, stored or disposed of in, on or under the Trust Property, including, without limitation, the surface and subsurface waters of the Trust Property, except in compliance in all material respects with Environmental Laws; (2) no activity has been undertaken on the Trust Property by Indemnitor, its agents, employees, contractors, licensees, guests or tenants or to its knowledge any other Person, which would cause, or has caused, (i) the Trust Property to become a hazardous waste treatment, storage or disposal facility, as such terms are defined and classified under any currently effective Environmental Law, (ii) a release or threatened release of Hazardous Materials on, under, about or from the Trust Property within the meaning of, or otherwise violate, any currently effective Environmental Law (except as expressly permitted in writing by a Governmental Authority), or (iii) the discharge or emission of Hazardous Materials which would require a permit under any currently effective Environmental Law that has not been obtained and is in full force and effect; (3) no conditions caused by Indemnitor, its agents, employees, contractors, licensees, guests or tenants or, to its knowledge, any other Person, with respect to the Trust Property cause a violation or support a claim under any currently effective Environmental Law; (4) to the best of Indemnitor's knowledge after due inquiry, no underground storage tanks are located on the Trust Property or have been located on the Trust Property and subsequently removed or filled; (5) with respect to the Trust Property, Indemnitor has not received any notice at any time that it (or any of its tenants or guests) is or was claimed to be in violation of or in non-compliance with the conditions of any currently effective Environmental Law; and (6) there is not now pending or threatened any action, judgment, claim, consent decree, judicial or administrative orders or agreements, or governmental liens with respect to Indemnitor or the Trust Property relating to any currently effective Environmental Law.

         4. Covenants. Indemnitor covenants: (i) that no Hazardous Materials shall be installed, used, generated, manufactured, treated, handled, refined, produced, processed, stored or disposed of in, on or under the Trust Property, except in all material respects in compliance with all applicable rules, regulations and laws; (ii) that no activity shall be undertaken on the Trust Property which would cause (A) the Trust Property to become a hazardous waste treatment, storage or disposal facility, as such terms are defined and classified under any Environmental Law, (B) a release or threatened release of Hazardous Materials on, under, about or from the Trust Property within the meaning of, or otherwise violate, any Environmental Law (except as expressly permitted in writing by a governmental authority), or (C) the discharge or emission of Hazardous Materials into any watercourse, body of surface or subsurface water or wetland, or the discharge into the atmosphere of any Hazardous Materials, that would require a permit under any Environmental Law and for which no such permit has been issued; (iii) that no activity shall be undertaken or permitted to be undertaken by Indemnitor on the Trust Property which would reasonably be expected to result in a violation under any Environmental Law; (iv) that soils excavated during construction and groundwater generated during dewatering activities on the Trust Property shall be handled and disposed of in compliance with Environmental Laws in all material respects;
(v) that if any Remedial Work is required under any applicable Environmental Laws because of or in connection with current or future presence, suspected presence, release or suspected release of a Hazardous Material into the air, soil, ground water, surface water; or soil vapor on, under or about the Premises or any portion thereof, Indemnitor shall promptly commence and diligently prosecute to completion all such Remedial Work; provided that the Remedial Work shall have been approved by any environmental regulatory agency having jurisdiction over such work; (vi) all Remedial Work shall be performed by contractors, and under the supervision of a consulting engineer, each approved in advance by the Agent and any necessary environmental regulatory agencies and all costs and expenses of such Remedial Work and Agent's or its agents' or representatives' monitoring or review of such Remedial Work (including reasonable attorneys' fees, charges and disbursements) shall be paid by Indemnitor; (vii) if Indemnitor does not timely commence and diligently prosecute to completion the Remedial Work, Agent and its agents and representatives may (but shall not be obligated to) cause such Remedial Work to be performed and Indemnitor agrees to bear and shall pay or reimburse Agent (for the benefit of the Lenders) on demand for all expenses (including reasonable attorneys' fees, charges and disbursements) relating to or incurred by Agent (for the benefit of the Lenders) and its agents and representatives in connection with monitoring, reviewing or performing any Remedial Work; (viii) Indemnitor shall not commence any Remedial Work or enter into any settlement agreement, consent decree or other compromise relating to any Hazardous Materials or Environmental Laws which might impair the value of the Lenders' security hereunder or under the other Credit Documents, unless such Remedial Work is required to be performed by an environmental regulatory agency under applicable law in which case Indemnitor shall use its best efforts not to impair the value of the Lenders' security under the Credit Documents; and (ix) promptly following completion of any remedial actions imposed upon Indemnitor under any Environmental Law by a governmental agency in response to a violation of Environmental Laws or any environmental permits, licenses, approvals or authorizations or a release of Hazardous Materials at or from the Trust Property, Indemnitor shall obtain and deliver to the Agent (for the benefit of the Lenders), either (x) an environmental report in form and substance reasonably acceptable to the Agent from an environmental consultant reasonably acceptable to the Agent, stating that all required action has been taken, and that upon completion of such action, the Trust Property is, to the knowledge of such professional, then in compliance with applicable Environmental Laws, or (y) a statement from the governmental agency that required such action to the effect that all required action has been taken to its satisfaction.

         5. Indemnities. Indemnitor hereby agrees to unconditionally indemnify, defend, and hold Lenders harmless against: (1) any loss, fines, penalties, actions, suits, proceedings, liability, damage, expense or claim incurred in connection with, arising out of, resulting from or incident to the application of any Environmental Law with respect to the Trust Property; (2) any breach of any representation or warranty or the inaccuracy of any representation made by Indemnitor in or pursuant to this Indemnity; (3) any breach of any covenant or agreement made by Indemnitor in or pursuant to this Indemnity, (4) any liability or obligation arising out of CERCLA, any equivalent state statute or any other Environmental Law which may be incurred or asserted against the Lenders, directly or indirectly, under Environmental Laws, with respect to the Trust Property; and (5) any other loss, liability, damage, expense or claim which may be incurred by or asserted against the Lenders, directly or indirectly, resulting from the presence of Hazardous Material on the Trust Property, including (A) all foreseeable and unforeseeable consequential damages, (B) the costs of any required or necessary investigation, repair, cleanup, remediation or detoxification and (C) the costs of the preparation and implementation of any closure, remedial or other remedial plans. Notwithstanding anything herein to the contrary, this Indemnity shall not be construed to impose liability on Indemnitor for Hazardous Materials placed, released or disposed of on the Trust Property or any obligation or liability under Environmental Law (except to the extent caused by the acts or omissions of Indemnitor or its agents, employees, contractors, licensees, guests and tenants) (i) after the date of foreclosure, assignment (other than an assignment by the Agent to a successor "Agent" under the Credit Agreement) or sale, (ii) after the acceptance by the Agent (for the benefit of the Lenders) of a deed in lieu of foreclosure, (iii) during any period during which a receiver appointed upon the request or petition of the Agent (for the benefit of the Lenders) is in possession of the Trust Property or the Agent (for the benefit of the Lenders) operates the Trust Property as a mortgagee in possession, or (iv) to the extent such liability arises from the gross negligence or willful misconduct of the Agent (for the benefit of the Lenders) or any indemnitee hereunder.

             6. Duration of Indemnity. The duration of Indemnitor's obligations hereunder shall cease upon (i) payment in full in cash of all Credit Party Obligations and the irrevocable termination of all commitments of the Lenders to extend credit under the Credit Agreement and/or (ii) the release of the Deed of Trust; provided, however that Indemnitor's obligations with respect to Sections 5 and 9 shall not cease until the expiration of the statute of limitations period applicable to the subject matter of the underlying claim.

         7. Notices from Indemnitor. Indemnitor shall, promptly after obtaining knowledge thereof, advise the Agent (for the benefit of the Lenders) in writing of: (i) any governmental or regulatory actions instituted or threatened in writing under any Environmental Law affecting the Trust Property or this Indemnity or any requirement by a government or regulatory agency to take material response action with respect to the presence of Hazardous Materials on the Trust Property, including, without limitation, any notice of inspection (other than routine inspections), abatement or noncompliance; (ii) all claims made or threatened in writing by any third party against Indemnitor or the Trust Property relating to any Hazardous Material or a violation of an Environmental Law with respect to the Trust Property; (iii) Indemnitor's discovery of any occurrence or condition on the Trust Property or any Adjacent Property that would reasonably be expected to subject Indemnitor or the Trust Property to (A) a material claim under any Environmental Law or (B) any restriction on ownership, occupancy, transferability or material change in use of the Trust Property under any Environmental Law; and (iv) the commencement of any Remedial Work. Indemnitor shall deliver to the Agent (for the benefit of the Lenders) such documentation or records as the Agent may reasonably request and that are susceptible of being obtained by Indemnitor relating to the Trust Property in relation to any Environmental Law without undue cost or expense and without the necessity for initiating legal proceedings to obtain the same. Agent, for the benefit of the Lenders, may join and participate in, as a party if it so determines, any legal or administrative proceeding or action concerning the Premises under any Environmental Law. Indemnitor agrees to bear and shall pay or reimburse Agent (for the benefit of the Lenders) on demand for all reasonable expenses (including reasonable attorneys' fees, charges and disbursements) relating to or incurred by Agent (for the benefit of the Lenders) in connection with any such action or proceeding.

         8. Notice of Claims Against Indemnitees. The Agent (for the benefit of the Lenders) agrees that it shall provide Indemnitor with written notice of any claim or demand that the Agent (for the benefit of the Lenders) has determined could give rise to a right of indemnification under this Indemnity; provided that the failure to give any such notice shall not limit Indemnitor's obligations hereunder. Such notice shall be given a reasonable time after the Agent (for the benefit of the Lenders) becomes aware of the relevant facts and shall specify, to the best of the Agent's knowledge, the facts giving rise to the alleged claim, and the amount, to the extent determinable, of liability for which indemnity is asserted. Indemnitor agrees that in any action, suit or proceeding brought against the Lenders, the Lenders may be represented by counsel chosen by the Lenders, without affecting or otherwise impairing this Indemnity and, to the extent fees and disbursements to such counsel are reasonably incurred in protecting the Lenders' interests, to pay such fees and disbursements. The Agent (for the benefit of the Lenders) agrees that, as to any action, suit or proceeding for which Indemnitor has acknowledged in writing and undertaken its obligation to indemnify, defend and hold the Lenders harmless with respect thereto, the Agent (for the benefit of the Lenders) will not settle or otherwise compromise any such action, suit or proceeding without the prior written consent of Indemnitor, which consent shall not be unreasonably withheld, conditioned, or delayed. If, as to any such action, suit or proceeding for which Indemnitor has acknowledged in writing and undertaken its obligation to indemnify, defend and hold the Lenders harmless with respect thereto, without obtaining the prior written consent in writing of Indemnitor, the Agent (for the benefit of the Lenders) compromises or otherwise settles such action, suit or proceeding, any such compromise or settlement without the consent of Indemnitor shall not be binding upon Indemnitor. Indemnitor agrees that it will not settle or compromise such action, suit or proceeding without the prior written consent of Agent (for the benefit of the Lenders), which consent may be given, conditioned, or withheld by the Lenders in its good faith business judgment.

         9. Payment of the Agent's Expenses. If after notice of claim under
Section 8 the Agent (for the benefit of the Lenders) retains counsel for advice or other representation in connection with (i) any litigation, contest, dispute, suit or proceeding (whether instituted by the Lenders, Indemnitor, or any other party, including any governmental agency charged with enforcement of any Environmental Law) in any way relating to this Indemnity, or (ii) efforts initiated in good faith to enforce this Indemnity, then all of the reasonable attorneys' fees arising from such services and all related expenses and court costs shall be payable by Indemnitor within thirty (30) days after written demand.

          10. Environmental Inspections. With twenty-four hour advance written notice (or with such notice and upon such terms as are reasonable in light of the circumstances), the Agent (and/or its agents, employees and consultants) may enter the Trust Property to ascertain its environmental condition and with the reasonable belief that there has been, or could be, a release or threatened release of Hazardous Materials or a violation of Environmental Laws, may sample building materials, take soil samples and/or test borings, and otherwise inspect the Trust Property; provided that the Agent shall be permitted to make such inspections (a) to the extent no Default or Event of Default has occurred and is continuing, only once during each fiscal year and (b) to the extent a Default or Event of Default has occurred and is continuing, as reasonably requested by the Agent. The Agent (and/or its agents, employees and consultants) shall conduct such inspection in a reasonable manner so as to not unduly disrupt the operation of Indemnitor and its guests and tenants.

         11. Credit Party Obligations Absolute; Waivers. Except as otherwise provided in Sections 5, 6 and 8, the obligations of Indemnitor hereunder shall remain in full force without regard to, and shall not be impaired by the following, any of which may be taken in such manner, upon such terms and at such times as the Agent, in accordance with the terms of the Credit Agreement, this Indemnity, any Credit Document, or any other document entered into by Indemnitor in connection with the foregoing, deems advisable, without the consent of, or notice to, Indemnitor, nor shall any of the following give Indemnitor any recourse or right of action against Lenders: (i) any express amendment, modification, renewal, addition, supplement, extension or acceleration of or to the Credit Party Obligations or the Credit Agreement, this Indemnity, any Credit Document, or any other document entered into by Indemnitor in connection with the foregoing (including, without limitation, this Indemnity, unless expressly agreed by the parties hereto in writing); (ii) any exercise or non-exercise by the Lenders of any right or privilege under the Credit Agreement, this Indemnity, any Credit Document, or any other document entered into by Indemnitor in connection with the foregoing; (iii) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Indemnitor, or any affiliate of Indemnitor, or any action taken with respect to this Indemnity by any trustee or receiver, or by any court, in any such proceeding, whether or not Indemnitor shall have had notice or knowledge of any of the foregoing; (iv) any release, waiver or discharge of Indemnitor (other than under this Indemnity) or any endorser or other guarantor from liability under any of the Credit Agreement, this Indemnity, any Credit Document, or any other document entered into by Indemnitor in connection with the foregoing or Indemnitor's grant to the Agent (for the benefit of the Lenders) of a security interest, Lien or encumbrance in any of Indemnitor's property; (v) unless expressly agreed by the parties hereto in writing, any subordination, compromise, settlement, release (by operation of law or otherwise), discharge, compound, collection, or liquidation of the Credit Agreement, this Indemnity (unless expressly agreed to by the parties hereto in writing), any Credit Document, or any other document entered into by Indemnitor in connection with the foregoing or any collateral described in the Credit Agreement, this Indemnity, any Credit Document, or any other document entered into by Indemnitor in connection with the foregoing or otherwise, or any substitution with respect thereto; (vi) any assignment or other transfer of the Credit Agreement, this Indemnity, any other Credit Document, or any other document entered into by Indemnitor in connection with the foregoing, in whole or in part; (vii) any acceptance of partial performance of any of the obligations of Indemnitor under the Credit Agreement, this Indemnity, any other Credit Document, or any other document entered into by Indemnitor in connection with the foregoing; (viii) any consent to the transfer of any collateral described in the Credit Agreement, this Indemnity, any Credit Document, or any other document entered into by Indemnitor in connection with the foregoing or otherwise; and (ix) any bid or purchase at any sale of the collateral described in the Credit Agreement, this Indemnity, any Credit Document, or any other document entered into by Indemnitor in connection with the foregoing.

         Except as otherwise provided in Sections 5, 6, and 8, the Indemnitor unconditionally waives any defense to the enforcement of this Indemnity, including, without limitation: (1) all presentments, demands (except as provided herein and in the Credit Documents), demands for performance, notices of nonperformance, protests, notices of protest, dishonor, nonpayment, partial payment or default, notices of acceptance of this Indemnity and all other notices and formalities to which the Indemnitor may be entitled; (2) any right to require the Lenders to proceed against any guarantor or to proceed against or exhaust any collateral described in the Credit Agreement, this Indemnity, any Credit Document, or any other document entered into by Indemnitor in connection with the foregoing or to pursue any other remedy whatsoever; (3) the defense of any statute of limitations affecting the liability of Indemnitor hereunder, the liability of Indemnitor or any guarantor under the Credit Agreement, any Credit Document, or any other document entered into by Indemnitor in connection with the foregoing, or the enforcement hereof, to the extent permitted by law; (4) any defense arising by reason of any invalidity or unenforceability of the Credit Agreement, any Credit Document, or any other document entered into by Indemnitor in connection with the foregoing or any guarantor or of the manner in which the Lenders have exercised their remedies under the Credit Agreement, this Indemnity, any Credit Document, or any other document entered into by Indemnitor in connection with the foregoing; (5) any defense based upon any election of remedies by the Lenders, including, without limitation, any election to proceed by judicial or nonjudicial foreclosure of any security, whether real property or personal property security, or by deed in lieu thereof and whether or not every aspect of any foreclosure sale is commercially reasonable, or any election of remedies (including, but not limited to, remedies relating to real property or personal property security) that destroys or otherwise impairs the rights of Indemnitor to proceed against any other Indemnitor or any other guarantor for reimbursement, or both; (6) any duty of the Lenders to advise Indemnitor of any information known to the Lenders regarding the financial condition of any guarantor or of any other circumstance affecting any guarantor's ability to perform its obligations to the Lenders, it being agreed that Indemnitor assumes the responsibility for being and keeping informed regarding such condition or any such circumstances; (7) any right of subrogation and any rights to enforce any remedy that the Lenders now has or may hereafter have against any guarantor and any benefit of, and any right to participate in, any security now or hereafter held by the Lenders, until all Credit Party Obligations under the Credit Agreement, this Indemnity, any Credit Document, or any other document entered into by Indemnitor in connection with the foregoing have been fully paid and indefeasibly performed; and (8) to the extent permitted by law, any right to assert against the Lenders any legal or equitable defense, counterclaim, set-off or crossclaim that it may now or at any time or times hereafter have against any other Indemnitor.

         12. No Waiver. Indemnitor's obligations hereunder shall in no way be impaired, reduced or released by reason of the Lenders' omission or delay to exercise any right described herein or in connection with any notice (except for notices required of the Agent (for the benefit of the Lenders) pursuant to this Indemnity), demand, warning or claim regarding violations of any Environmental Laws governing the Trust Property, except as expressly provided in Section 5 hereof.

         13. Recourse.

                  (a) Indemnitor agrees that the obligations of Indemnitor hereunder are separate, independent of and in addition to Indemnitor's obligations under the Credit Agreement or any other Credit Document.

                  (b) Indemnitor agrees that a separate action may be brought to enforce the provisions of this Indemnity, which shall in no way be deemed to be an action on the Credit Party Obligations, whether or not the Lenders would be entitled to a deficiency judgment following a judicial foreclosure or sale under any Deed of Trust. Indemnitor waives any right to require that any action be brought by the Lenders against Indemnitor or any other Person, or that any other remedy under the Credit Agreement, this Indemnity, any other Credit Document, or any other document entered into by Indemnitor in connection with the foregoing be exercised. The Lenders may, at their option, proceed against Indemnitor in the first instance to collect monies when due or to obtain performance under this Indemnity, without first proceeding against Indemnitor or any other indemnitor or any other Person and without first resorting to any other indemnity, the Credit Agreement, this Indemnity, any Credit Document, or any other document entered into by Indemnitor in connection with the foregoing or any other remedy under the Credit Agreement, this Indemnity, any Credit Document, or any other document entered into by Indemnitor in connection with the foregoing.

                  (c) This Indemnity is not given as additional security for the Credit Party Obligations and is entirely independent of the Credit Party Obligations (except as provided in Section 5), and shall not be measured or affected by any amounts at any time owing under the other Credit Documents, the sufficiency or insufficiency of any collateral (including without limitation the Premises) given to the Lenders to secure repayment of the Credit Party Obligations, or the consideration given by the Lenders or any other party in order to acquire the Premises or any portion thereof. None of the obligations of Indemnitor hereunder shall be in any way secured by the lien of the Deed of Trust or any other Credit Document.

         14. Successors and Assigns. Subject to the provisions of Sections 5 and 6, this Indemnity shall be continuing, irrevocable and binding on Indemnitor and its successors and assigns, and this Indemnity shall be binding upon and shall inure to the benefit of each member of the Lenders and its respective successors and assigns. The death or dissolution of Indemnitor shall not affect this Indemnity or any of Indemnitor's obligations hereunder. It is agreed by Indemnitor that its liabilities hereunder are not contingent on the signature of any other indemnitor under any other indemnity.

         15. Notices. All notices, demands and other communications under this Indemnity shall be given in accordance with Section 9.2 of the Credit Agreement.

         16. Entire Agreement. This Indemnity constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter contained in this Indemnity.

         17. Amendment and Waiver. This Indemnity may not be amended except by a writing signed by all the parties, nor shall observance of any term of this may be waived except with the written consent of the Required Lenders or the Agent (for the benefit of the Required Lenders).

         18. Governing Law. THIS INDEMNITY AND ANY CLAIMS OR DISPUTES RELATING THERETO SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         19. Counterparts. This Indemnity may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Indemnity by telecopy or email shall be effective as delivery of a manually executed counterpart of this Indemnity.

         20. Severability. All provisions contained in this Indemnity are severable and the invalidity or unenforceability of any provision shall not affect or impair the validity or enforceability of the remaining provisions of this Indemnity.

         21. Headings. The descriptive headings of the Sections of this Indemnity are inserted for convenience only and do not constitute a part of this Indemnity.

         22. Attorney's Fees. If a Lender, or someone on its behalf, retains the services of any attorney in connection with this Agreement, Indemnitor shall pay the costs and reasonable attorneys' fees thereby incurred. The Lenders may employ an attorney of Agent's own choice.

         23. Interest. In the event that any Lender incurs any obligations, costs or expenses under this Agreement, Indemnitor shall pay such reasonable costs, obligations and expenses immediately, on demand. If such payment is not received within twenty (20) days after demand thereof, interest on such amount shall, after the expiration of such twenty (20) day period, accrue at the Default Rate or the maximum rate permitted by law, whichever is less, until such amount, plus interest, is paid in full.

         24. Jurisdiction and Venue. Agent (for the benefit of the Lenders) and Indemnitor irrevocably and unconditionally agrees to submit to the exclusive jurisdiction of the state courts and United States federal courts sitting in the State of New York for any actions, suits or proceedings arising out of or relating to this Indemnity. Agent (for the benefit of the Lenders) and Indemnitor further irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Indemnity in the state courts and United States federal courts sitting in the State of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         25. Waiver of Jury Trial. To the fullest extent permitted by law, Agent (for the benefit of the Lenders) and Indemnitor each waives any right to have a jury participate in resolving any dispute whether sounding in contract, tort or otherwise arising out of, connected with, related to or incidental to the relationship established between them in connection with this Indemnity. Any such disputes shall be resolved in a bench trial without a jury.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, this Environmental Indemnity has been executed as of the date first above written.

AGENT (FOR THE BENEFIT
OF THE LENDERS):           WACHOVIA BANK, NATIONAL ASSOCIATION,
                           as Administrative Agent for the Lenders


                           By:
                              -----------------------------------------
                                      Name:
                                     Title:



INDEMNITOR:                RIVIERA HOLDINGS CORPORATION,
                           a Nevada corporation


                           By:
                               ------------------------------------------
                                      Name:
                                     Title:

                                    EXHIBIT A

Clark County, Nevada

LEGAL DESCRIPTION

APN - 162-09-703-001

The land referred to herein is situated in the State of Nevada, County of Clark and is described as follows:

          PARCEL ONE (1):
          --------------

          THAT PORTION OF THE SOUTHEAST QUARTER (SE 1/4) OF SECTION 9, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., DESCRIBED AS FOLLOWS:

          COMMENCING AT THE INTERSECTION OF THE NORTHLINE OF THE SOUTH HALF (S 1/2) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 9, WITH THE SOUTHEASTERLY RIGHT-OF WAY LINE OF U.S HIGHWAY NO. 91 (ORIGINAL ALIGNMENT - 80.00 FEET WIDE); THENCE NORTH 28(degree)00'00" EAST ALONG THE SAID SOUTHEASTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 1274.58 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 89(degree)20'01" EAST, A DISTANCE OF 959.67 FEET TO A POINT; THENCE NORTH 28(degree)00'00" EAST, A DISTANCE OF 75.42 FEET TO A POINT; THENCE SOUTH 89(degree)20'01" EAST, A DISTANCE OF 483.53 FEET TO A POINT; THENCE NORTH 1(degree)19'50" EAST, A DISTANCE OF 494.90 FEET TO A POINT ON THE SOUTH RIGHT-OF-WAY LINE OF RIVIERA BOULEVARD; THENCE NORTH 88(degree)40'45" WEST ALONG THE SOUTH RIGHT-OF-WAY LINE OF RIVIERA BOULEVARD, A DISTANCE OF 1,186.19 FEET TO A POINT ON THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF U.S. HIGHWAY NO. 91; THENCE SOUTH 28(degree)00'00" WEST ALONG THE SAID SOUTHEASTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 647.79 FEET TO THE TRUE POINT OF BEGINNING.

          EXCEPTING THEREFROM THE INTEREST IN AND TO THE WESTERLY 10.00 FEET (MEASURED ATA RIGHT ANGLE TO U.S HIGHWAY 91) THEREOF AS CONVEYED TO THE STATE OF NEVADA FOR HIGHWAY PURPOSES.

Clark County, Nevada

LEGAL DESCRIPTION

 PARCEL TWO (2):
 --------------

 THAT PORTION OF THE SOUTHEAST QUARTER (SE 1/4) OF SECTION 9, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE EAST LINE OF U.S. HIGHWAY NO. 91 (ORIGINAL ALIGNMENT - 80.00 FEET WIDE) WITH THE NORTH LINE OF THE SOUTH LINE (S 1/2) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 9;

THENCE NORTH 28(degree)00'00" EAST ALONG THE SAID EAST LINE, A DISTANCE OF 1,274.58 FEET TO A POINT;

THENCE SOUTH 89(degree)20'01" EAST PARALLEL TO THE NORTH LINE OF THAT CERTAIN PARCEL OF LAND CONVEYED BY VEGAS VALLEY DEVELOPMENT COMPANY, TO LAS VEGAS HOTEL, INC., BY DEED RECORDED AUGUST 16, 1950, AS DOCUMENT NO. 347431, CLARK COUNTY, NEVADA RECORDS, A DISTANCE OF 741.51 FEET TO THE TRUE POINT OF BEGINNING;

THENCE CONTINUING SOUTH 89(degree)20'01" EAST, A DISTANCE OF 218.16 FEET TO A POINT;

THENCE SOUTH 28(degree)00'00" WEST, PARALLEL TO THE SAID EAST LINE, A DISTANCE OF 33.77 FEET TO A POINT;

THENCE NORTH 89(degree)20'01" WEST, A DISTANCE OF 202.65 FEET TO A POINT;

THENCE NORTH 0(degree)39'59" EAST, A DISTANCE OF 30.00 FEET TO THE TRUE POINT OF BEGINNING.

Clark County, Nevada

LEGAL DESCRIPTION

         PARCEL THREE (3):
         ----------------

         THAT PORTION OF THE SOUTHEAST QUARTER (SE 1/4) OF SECTION 9, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M, DESCRIBED AS FOLLOWS:

         COMMENCING AT THE POINT OF INTERSECTION OF THE NORTH LINE OF THE SOUTH HALF (S 1/2) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 9, WITH THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF U.S HIGHWAY NO. 91 (80.00 FEET WIDE), SAID POINT IS FURTHER DESCRIBED AS BEING THE SOUTHWEST (SW) CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY VEGAS VALLEY DEVELOPMENT COMPANY, LTD., TO LELAND M. WOODS, BY DEED RECORDED MARCH 22, 1946 AS DOCUMENT NO. 217354, CLARK COUNTY, NEVADA RECORDS;

         THENCE NORTH 28(degree)00'00" EAST ALONG THE SAID SOUTHEASTERLY RIGHT-OF-WAY LINE OF U.S. HIGHWAY NO. 91, A DISTANCE OF 1,350.00 FEET; THENCE SOUTH 89(degree)20 0l" EAST, PARALLEL WITH THE NORTH LINE OF THE SAID PARCEL CONVEYED TO WOODS, A DISTANCE OF 1,443.18 FEET TO THE TRUE POINT OF BEGINNING;

         THENCE CONTINUING SOUTH 89(degree)20'0l" EAST, 158.82 FEET TO AN ANGLE POINT; THENCE SOUTH 89(degree)25'45" EAST, 478.90 FEET TO A POINT IN THE WEST LINE OF THAT CERTAIN PARCEL OF LAND CONVEYED BY VEGAS VALLEY DEVELOPMENT COMPANY, LTD., A CORPORATION, TO RIDGEVIEW ESTATES, LTD., A NEVADA CORPORATION, BY DEED RECORDED JUNE 2, 1949, AS DOCUMENT NO. 313754, CLARK COUNTY, NEVADA RECORDS;

         THENCE NORTH 0(degree)15'15" EAST, ALONG THE WEST LINE OF THE LAST SAID PARCEL, A DISTANCE OF 486.90 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF RIVIERA BOULEVARD (60.00 FEET IN WIDTH) AS CONVEYED TO THE COUNTY OF CLARK, BY DEED RECORDED MAY 27, 1954, AS DOCUMENT NO. 11259 OF SAID COUNTY RECORDS;

         THENCE NORTH 88(degree)40'45" WEST ALONG SAID RIGHT-OF-WAY LINE, 628.52 FEET TO A POINT DISTANT 1,186.19 FEET FROM THE POINT OF INTERSECTION OF THE SAID SOUTH RIGHT-OF-WAY LINE OF RIVIERA BOULEVARD WITH THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF U.S. HIGHWAY NO. 91 ORIGINAL ALIGNMENT - 80.00 FEET WIDE);

         THENCE SOUTH 1(degree)19'50" WEST, 494.90 FEET TO THE TRUE POINT OF BEGINNING.

         EXCEPTING THEREFROM THAT PORTION OF SAID PARCEL CONVEYED TO THE COUNTY OF CLARK FOR THE ESTABLISHMENT OF PUBLIC TRAFFIC DECLARATION LANE, BY DEED RECORDED MARCH 25, 1981 AS DOCUMENT NO. 1332557 OF OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

         THAT PORTION OF SECTION 9, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., DESCRIBED AS FOLLOWS:

COMMENCING AT THE POINT OF INTERSECTION OF THE NORTH LINE OF THE SOUTH HALF (S 1/2) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID
SECTION 9, WITH THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF U.S HIGHWAY 91 (80.00 FEET WIDE), SAID POINT IS FURTHER DESCRIBED AS BEING THE SOUTHWEST (SW) CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY VEGAS VALLEY DEVELOPMENT CO., LTD, TO LELAND M. WOODS, BY DEED RECORDED MARCH 22, 1946 AS DOCUMENT NO. 217354, CLARK COUNTY, NEVADA RECORDS;

THENCE NORTH 28(degree)00'00" EAST ALONG THE SAID SOUTHEASTERLY RIGHT-OF-WAY LINE OF U.S. HIGHWAY NO. 91, A DISTANCE OF 1,922.37 FEET TO A POINT IN THE SOUTH RIGHT-OF-WAY LINE OF RIVIERA BOULEVARD (60.00 FEET WIDE) AS CONVEYED TO THE COUNTY OF CLARK., BY DEED RECORDED MAY 27, 1954, AS DOCUMENT NO. 11259 OF SAID COUNTY OFFICIAL RECORDS;

         THENCE SOUTH 88(degree)40'45" EAST ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 1,599.71 FEET TO A POINT ON A TANGENT CURVE CONCAVE SOUTHERLY HAVING A RADIUS OF 150.00 FEET, SAID POINT BEING THE TRUE POINT OF BEGINNING;

         THENCE EASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 14(degree)50'06" AN ARC LENGTH OF 38.84 FEET TO A POINT OF REVERSE CURVE CONCAVE NORTHERLY HAVING A RADIUS OF 150.00 FEET;

         THENCE FROM A RADIAL LINE WHICH BEARS SOUTH 16(degree)09'2I" WEST, EASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 14(degree)50'06" AN ARC LENGTH OF 38.83 FEET; THENCE SOUTH 88(degree)40'45" EAST, A DISTANCE OF 128.19 FEET;

         THENCE NORTH 01(degree)19'15" EAST, A DISTANCE OF 10.00 FEET TO A POINT ON SOUTH RIGHT-OF-WAY LINE OF THE AFOREMENTIONED RIVIERA BOULEVARD (60.00 FEET WIDE);

         THENCE NORTH 88(degree)40'45" WEST ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE, A DISTANCE OF 205.00 FEET TO THE TRUE POINT OP BEGINNING.

Clark County, Nevada

LEGAL DESCRIPTION

                                PARCEL FOUR (4):

THOSE PORTIONS OF SECTION 9 AND 10, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M.,
 DESCRIBED AS FOLLOWS:

COMMENCING AT THE POINT OF INTERSECTION OF THE NORTH LINE OF THE SOUTH HALF (S 1/2) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SW 1/) OF SAID SECIION 9, WITH THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF U.S. HIGHWAY NO. 91 (80.00 FEET WIDE), SAID POINT IS FURTHER DESCRIBED AS BEING THE SOUTHWEST (SW) CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY VEGAS VALLEY DEVELOPMENT COMPANY, LTD., TO LELAND M. WOODS, BY DEED RECORDED MARCH 22, 1946 AS DOCUMENT NO. 217354, CLARK COUNTY, NEVADA RECORDS:

THENCE NORTH 28(degree)00'00" EAST ALONG THE SAID SOUTHEASTERLY RIGHT-OF- WAY LINE OF U.S. HIGHWAY NO. 91, A DISTANCE OF 1,922.37 FEET TO A POINT IN THE SOUTH RIGHT-OF-WAY LINE OF RIVIERA BOULEVARD (60.00 FEET WIDE) AS CONVEYED TO THE COUNTY OF CLARK, BY DEED RECORDED MAY 21, 1954 AS DOCUMENT NO. 11259 OF SAID COUNTY OFFICIAL RECORDS;

THENCE SOUTH 88(degree)40'45" EAST ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 1,814.71 FEET TO THE TRUE POINT OF BEGINNING;

THENCE CONTINUING SOUTH 88(degree)40'45" EAST ALONG SAID SOUTH LINE OF RIVIERA BOULEVARD, A DISTANCE OF 145.05 FEET;

THENCE SOUTH 00(degree)15'23" WEST, A DISTANCE OF 150.00 FEET;

THENCE SOUTH 88(degree)40'45" EAST, A DISTANCE OF 150.00 FEET TO THE WEST RIGHT-OF-WAY LINE OF PARADISE VALLEY ROAD AS CONVEYED TO THE COUNTY OF CLARK FOR ROAD PURPOSES, BY DEED RECORDED JULY 23, 1963, AS DOCUMENT NO. 372703 OF SAID COUNTY OFFICIAL RECORDS;

THENCE SOUTH 00(degree)15'23" WEST ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 111.34 FEET;

THENCE NORTH 89(degree)19'37" WEST, A DISTANCE OF 295.00 FEET;

THENCE NORTH 00(degree)15'15" EAST, A DISTANCE OF 264.69 FEET TO THE TRUE POINT OF BEGINNING.

Clark County, Nevada

LEGAL DESCRIPTION

                                PARCEL FIVE (5):

THAT PORTION OF THE SOUTHEAST QUARTER (SE 1/4) OF SECTION 9,  TOWNSHIP 21 SOUTH,
  RANGE 61 EAST,  M.D.M.  DESCRIBED
AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE EAST LINE OF U.S. HIGHWAY NO. 91 (ORIGINAL ALIGNMENT - 80.00 FEET WIDE) WITH THE NORTH LINE OF THE SOUTH HALF (S 1/2) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 9;

THENCE NORTH 28(degree)00'00" EAST ALONG THE SAID EAST LINE, A DISTANCE OF 1,274.58 FEET TO A POINT;

THENCE SOUTH 89(degree)20'01" EAST, PARALLEL TO THE NORTH LINE OF THAT CERTAIN PARCEL OF LAND CONVEYED BY VEGAS VALLEY DEVELOPMENT COMPANY TO LAS VEGAS HOTEL, INC., BY DEED RECORDED AUGUST 16, 1950, AS DOCUMENT NO. 347431, CLARK COUNTY, NEVADA RECORDS, A DISTANCE OF 741.51 FEET T0 A P0INT;

THENCE SOUTH 0(degree)39'59" WEST, A DISTANCE OF 30.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 89(degree)20'01" EAST, A DISTANCE OF 202.65 FEET TO A POINT;

THENCE SOUTH 28(degree)00'00(degree) WEST, PARALLEL TO THE SAID EAST LINE, A DISTANCE OF 33.77 FEET TO A POINT;

THENCE NORTH 89(degree)20'01" WEST, A DISTANCE OF 187.14 FEET TO A POINT;

THENCE NORTH 0(degree)39'59" EAST, A DISTANCE OF 30.00 FEET TO THE TRUE POINT OF BEGINNING.

The above metes and bounds description appeared previously in that certain document recorded July 1, 1998 in Book 980701 as Document No. 00124 of Official Records, Clark County, Nevada.